SUNAMERICA STYLE SELECT SERIES, INC.

Supplement to the Prospectus dated February 28, 2001

	On August 23, 2001, the Board of Directors of
SunAmerica Style Select Series, Inc. approved certain changes to the Focused Growth and Income Portfolio.
Effective September 4, 2001, Harris Associates L.P. will serve as a subadviser to a portion of the assets of the Focused Growth and Income Portfolio, joining the investment advisers currently managing the Portfolio, SunAmerica Asset
Management Corp. and Marsico Capital Management, LLC.

	Under the heading "FUND HIGHLIGHTS" on page 2 of the Prospectus, the third paragraph in the sidebar should be replaced in its entirety with the following:

A FOCUS strategy is one in which an Adviser actively invests in a small number of holdings, which constitute its favorite stock-picking ideas at any given moment. A focus philosophy reflects the belief that, over time, the performance of most investment managers'
"highest confidence" stocks exceeds that of their more diversified portfolios. Each Adviser of the Focused Portfolios will invest in up to ten securities. Each Adviser may invest in additional financial instruments for the purpose of cash management or to hedge a security in the Portfolio.

	Under the section entitled "STYLIZED PORTFOLIOS" on page 35 of the Prospectus, Harris Associates L.P. should be added to the Focused Growth and Income section.

	Under the section entitled "DESCRIPTION OF THE
ADVISERS" on page 36 of the Prospectus, the following information should be added:


HARRIS ASSOCIATES L.P. Harris is a wholly owned subsidiary of CDC IXIS Asset Management, a leading French institutional money management company, and is located at Two North LaSalle
Street, Chicago, Illinois. Harris manages money in three distinct business segments: separate accounts, mutual funds and alternative investments, and is the investment adviser to the Oakmark Mutual Funds. As of July 31, 2001, Harris had approximately $17.8 billion in assets under management.

	Under the heading "INFORMATION ABOUT ADVISERS" on page
43 of the Prospectus, the following information should be added in its entirety to the Focused Growth and Income
Portfolio section:

William C. Nygren, CFA, Partner and Portfolio
Manager (Harris Associates). Mr. Nygren is a
Partner of Harris Associates and is also a Portfolio Manager. He has been with Harris
Associates since 1983 and has over 20 years of investment experience. From 1990 to 1998, Mr.
Nygren was the Director of Research of Harris
Associates.

***

Effective August 1, 2001, MILLER ANDERSON & SHERRERD,
LP changed its legal name to MORGAN STANLEY
INVESTMENTS LP. This change will not impact the structure or operations of the firm. All references in the prospectus are hereby changed accordingly.


***

	Effective September 4, 2001, Deutche Asset Management, Inc. and T. Rowe Price International Inc. will no longer serve as subadvisers to the International Equity Portfolio. SunAmerica Asset Management Corp., the Portfolio's investment adviser, will manage the assets of the Portfolio. On August 22, 2001, the Board of Directors approved a reorganization of the International Equity Portfolio with the newly formed International Equity Fund of SunAmerica Equity Funds. It is contemplated that the reorganization will be consummated on approximately
November 9, 2001, subject to a number of conditions including receipt of approval of the shareholders of International Equity Portfolio. Upon completion of the reorganization, the shares of International Equity
Portfolio will no longer be offered. It is anticipated that three series of North American Funds will also be reorganized with the International Equity Portfolio, subject to shareholder approval of those funds.

	Under the heading "INFORMATION ABOUT ADVISERS" on page
44 of the Prospectus, the following information should be inserted in its entirety to the International Equity
Portfolio section:


Hans K. Danielsson (SunAmerica), Portfolio
Manager. Mr. Danielsson is Portfolio Manager of the SunAmerica International Equity Portfolio and Senior Managing Director of AIG Global
Investment Corp. and is responsible for
directing all global equity activities
worldwide. Mr. Danielsson joined AIG in early
1998 after five years with SE Banken Fonder, as Chief Investment Officer of International
Equities.  He has over twenty years of
experience in the industry including five years with J.P. Morgan in London





September 4, 2001